SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 19, 1999


                              PROTECTION ONE, INC.
               (Exact name of Registrant as specified in charter)



          DELAWARE                      0-24780                   93-1063818
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



        6011 BRISTOL PARKWAY                                       90230
        CULVER CITY, CALIFORNIA                                  (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 338-6930




DA1:\166393\01\3K#101!.DOC\68523.0001
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ITEM 5.  OTHER EVENTS.

                  On March 19, 1999, Protection One, Inc. announced the resignation of James M. Mackenzie, Jr. as president and chief executive officer and the appointment of John E. Mack III as chief executive officer, Thomas K. Rankin as president and chief operating officer, Tony Somma as acting chief financial officer and Douglas T. Lake as chairman of the board of directors.

                  On March 22, 1999, Protection One, Inc. announced the extension of the termination deadline under the merger agreement relating to the acquisition of Lifeline Systems, Inc. from April 30, 1999 to June 1, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

         99.1     Press Release dated March 19, 1999.

         99.2     Press Release dated March 22, 1999.










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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            PROTECTION ONE, INC.
                                            (Registrant)

Date: March 24, 1999                        By: /s/ John E. Mack
                                                -------------------------------
                                                John E. Mack
                                                Chief Executive Officer








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                                  EXHIBIT INDEX


         Exhibit                Description
         -------                -----------

         99.1                   Press Release dated March 19, 1999.

         99.2                   Press Release dated March 22, 1999.